UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2004

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive, Suite 110

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 552-2200

TABLE OF CONTENTS

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
ITEM 7. EXHIBITS.

SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

The information in this Current Report is being furnished and shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.  The information contained in this Current Report and the exhibits attached hereto shall be incorporated by reference into any registration statement or other document filed with the Commission.

On June 5, 2004, Amylin Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that data from two of its exenatide pivotal studies presented at the American Diabetes Association’s 64th Annual Scientific Sessions (the “ADA”) in Orlando, Florida, show significant improvements in glucose control with associated weight loss in people with type 2 diabetes.  A copy of this press release is attached as Exhibit 99.1.

On June 6, 2004, the Company issued a press release announcing that data from two exenatide studies to be presented at the ADA show improvements in glucose control and restored insulin response in people with type 2 diabetes.  A copy of this press release is attached as Exhibit 99.2.

ITEM 7.  EXHIBITS.

99.1 Press Release issued by the Company on June 5, 2004.

99.2 Press Release issued by the Company on June 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: June 7, 2004	By:	/S/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel

INDEX TO EXHIBITS

99.1 Press Release issued by the Company on June 5, 2004.

99.2 Press Release issued by the Company on June 6, 2004.